EXHIBIT 99.4

                                 THIRD AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT

                            Dated as of July 9, 1997


          THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT dated as of
July 9, 1997 amends the Loan and Security Agreement dated as of February 7, 1997 (as previously amended, the "Loan Agreement") among certain financial institutions, BANKAMERICA BUSINESS CREDIT, INC., as Agent (the "Agent"), MERCURY FINANCE COMPANY and certain other borrowers. Terms defined in the Loan Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

          WHEREAS, the Borrowers, the Agent and the Lenders have entered into the Loan Agreement which provides for the Lenders to make Loans to the Borrowers from time to time; and

          WHEREAS, the parties hereto desire to amend the Loan Agreement in certain respects as hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

          SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Third Amendment Effective Date (as defined below), the Loan Agreement shall be amended in accordance with Sections 1.1 through 1.7 below:

          SECTION 1.1 Stated Termination Date. The definition of "Stated Termination Date" in Section 1.1 of the Loan Agreement is hereby amended to state in its entirety as follows:

     "Stated Termination Date" means January 6, 1998, as such date may be extended pursuant to Section 4.2(b)."

          SECTION 1.2 Third Amendment Effective Date. Section 1.1 of the Loan Agreement is hereby amended by adding the following new definition which will be added to Section 1 in appropriate alphabetical order:

          "Third Amendment Effective Date" means the date on which the Third Amendment dated as of July 9, 1997 to this Agreement becomes effective.

          SECTION 1.3 Section 4.2(b). Section 4.2(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

          (b)  [Intentionally omitted.]

          SECTION 1.4 Section 8.3. Section 8.3 of the Loan Agreement is hereby amended in its entirety to read as follows:

          8.3  Organization and Qualification.  Except as set forth on
     Schedule 8.3 hereto, each Borrower (a) is duly incorporated and organized and validly existing in good standing under the laws of the state of its incorporation, (b) is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which qualification is necessary in order for it to own or lease its property and conduct its business and (c) has all requisite power and authority to conduct its business and to own its property.

          SECTION 1.5 Section 10. Section 10 of the Loan Agreement is hereby amended by adding a new Section 10.3 immediately following Section 10.2 thereof to read as follows:

          10.3 Conditions Precedent to Initial Loan After Third Amendment Effective Date. The obligation of the Lenders to make the initial Loans following the Third Amendment Effective Date shall be subject to the further conditions precedent that the Agent shall have received waivers and consents in the form of Exhibit A hereto from all creditors necessary, in accordance with the terms of the applicable agreements, to prevent such extension of credit from conflicting with other agreements, together with a certificate signed by a Responsible Officer of MFC listing all of such waivers and consents and certifying that all of such waivers and consents have been obtained.

          SECTION 1.6 Schedule 8.3. The Loan Agreement is amended by adding a new Schedule 8.3 in the form of Schedule 8.3 attached hereto.

          SECTION 1.7  Schedule 8.5.  The Loan Agreement is amended by deleting
Schedule 8.5 thereto and substituting therefor Schedule 8.5 attached hereto.

          SECTION 2 REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to the Agent and the Lenders that (a) each warranty set forth in
Section 8 of the Loan Agreement as amended by this Third Amendment (as so amended, the "Amended Loan Agreement") is, or upon the effectiveness hereof will be, true and correct in all material respects on and as of the Third Amendment Effective Date as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and no event has occurred or is continuing, or would result from the execution and delivery of this Third Amendment, which constitutes a Default or an Event of Default, (b) the execution and delivery by the Borrowers of this Third Amendment and the performance by the Borrowers of their respective obligations under the Amended Loan Agreement (i) are within the corporate powers of the Borrowers, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary approvals, or authorization of, or declaration or filing with, any Governmental Authority, (iv) do not require any consent of any other Person (other than the waivers and consents required to be delivered pursuant to Section 10.3 of the Amended Loan Agreement), and (v) do not and will not contravene or conflict with any provision of law or of the articles of incorporation or by-laws of any Borrower or of any indenture, loan agreement or other contract, order or decree which is binding upon any Borrower, and (c) the Amended Loan Agreement is the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with its terms.

          SECTION 3 EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective, as of the day and year first above written, on such date (herein called the "Third Amendment Effective Date") when the Agent shall have received (i) for the account of the Lenders, a facility fee in the amount of $400,000, and (ii) counterparts of this Third Amendment executed by all of the parties hereto.

          SECTION 4  MISCELLANEOUS.

          4.1 Waiver. This agreement shall be limited to its terms and shall not constitute a waiver of any other rights that the Agent and the Lenders may have from time to time.

          4.2 Continuing Effectiveness, etc. As herein amended, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Third Amendment Effective Date, all references in the Loan Agreement to "Loan Agreement", "Agreement" or similar terms shall refer to the Amended Loan Agreement.

          4.3 Counterparts. This Third Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Third Amendment.

          4.4 Governing Law. This Third Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

          4.5 Successors and Assigns. This Third Amendment shall be binding upon the Borrowers, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Agent and the respective successors and assigns of the Agent and the Lenders.



          Delivered at Chicago, Illinois, as of the day and year first above written.

                              MERCURY FINANCE COMPANY


                              By

                              Name:
                              Title:

                              MERCURY FINANCE CORPORATION OF ALABAMA
                              MERCURY FINANCE COMPANY OF ARIZONA
                              MERC FINANCE COMPANY OF CALIFORNIA
                              MERCURY FINANCE COMPANY OF COLORADO
                              MERCURY FINANCE COMPANY OF DELAWARE
                              MERCURY FINANCE COMPANY OF FLORIDA
                              MERCURY FINANCE COMPANY OF GEORGIA
                              MERCURY FINANCE COMPANY OF IDAHO
                              MERCURY FINANCE COMPANY OF ILLINOIS
                              MERCURY FINANCE COMPANY OF INDIANA
                              MERCURY FINANCE COMPANY OF IOWA
                              MERCURY FINANCE COMPANY OF KANSAS
                              MERCURY FINANCE COMPANY OF KENTUCKY
                              MERCURY FINANCE COMPANY OF LOUISIANA
                              MERCURY FINANCE COMPANY OF MICHIGAN
                              MERCURY FINANCE COMPANY OF MISSISSIPPI
                              MERCURY FINANCE COMPANY OF MISSOURI
                              MERCURY FINANCE COMPANY OF NEVADA
                              MERCURY FINANCE COMPANY OF NEW MEXICO
                              MERCURY FINANCE COMPANY OF NEW YORK
                              MERCURY FINANCE COMPANY OF NORTH CAROLINA
                              MERCURY FINANCE COMPANY OF OHIO
                              MFC FINANCE COMPANY OF OKLAHOMA
                              MERCURY FINANCE COMPANY OF OREGON
                              MERCURY FINANCE COMPANY OF PENNSYLVANIA
                              MERCURY FINANCE COMPANY OF SOUTH CAROLINA
                              MERCURY FINANCE COMPANY OF TENNESSEE
                              MFC FINANCE COMPANY OF TEXAS
                              MERCURY FINANCE COMPANY OF UTAH
                              MERCURY FINANCE COMPANY OF VIRGINIA
                              MERCURY FINANCE COMPANY OF WASHINGTON
                              MERCURY FINANCE COMPANY OF WISCONSIN
                              FILCO MARKETING COMPANY
                              MFC FINANCIAL SERVICES, INC.
                              GULFCO FINANCE COMPANY
                              GULFCO INVESTMENT, INC.
                              MIDLAND FINANCE CO.


                              By

                              Name:
                              Title:

BANKAMERICA BUSINESS CREDIT,
  INC., as  Lender and as the Agent

By
Name:
               Vice President